                                             Supplement to Prospectuses Dated May 1, 2006
                                                  Supplement dated November 20, 2006

Supplement  dated November 20, 2006 to the May 1, 2006  Prospectuses  for the following  annuity  products:  American  Skandia  Advisor
PlanSM III, American Skandia APEX(R)II, and American Skandia LifeVest(R)II, as previously supplemented (the "Prospectuses").

This  Supplement  should be read and retained with the current  Prospectus for your annuity  contract  issued by American  Skandia Life
Assurance  Corporation  ("American  Skandia").  This  Supplement is intended to update  certain  information  in the Prospectus for the variable  annuity you own, and is not intended to be a prospectus or offer for any other  variable  annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement to describe in the Prospectus for the  above-referenced  annuity  products a new living benefit program, certain changes to the underlying  mutual funds and the maximum charge with respect to certain  optional  benefits.  These changes will be effective on or about November 20, 2006, unless specifically stated otherwise.

1.       MAXIMUM CHARGES FOR CERTAIN OPTIONAL BENEFITS

In the Summary of Contract Fees and Charges section of each prospectus, we revise the line items pertaining to GRO Plus, Guaranteed
Minimum Income Benefit Option, Guaranteed Minimum Withdrawal Benefit Option, Highest Daily Value Death Benefit Option, and
Combination 5% Roll-up and HAV Death Benefit Option to read as follows:

                                                                                      TOTAL ANNUAL   TOTAL ANNUAL   TOTAL ANNUAL
                                                                        OPTIONAL         CHARGE         CHARGE         CHARGE
                                                                      BENEFIT FEE/         for            for            for
                                                                         CHARGE         ASAPIII*       APEX II*        ASL II*
     GUARANTEED RETURN OPTION PLUSSM (GRO PlusSM )/GUARANTEED RETURN OPTION
                                                                    (0.75%              1.50% in     1.90%; 1.65%    190%; 1.65%
                                                                    maximum)***          Annuity          for            for
                                                                    0.25% currently    Years 1-8;    Qualified BCO  Qualified BCO
                                                                    of average          0.90% in
                                                                    daily net            Annuity
                                                                    assets of the      Years 9 and
                                                                    Sub-accounts      later; 1.65%
                                                                                           for
                                                                                      Qualified BCO
     GUARANTEED MINIMUM INCOME BENEFIT OPTION (GMIB)**
                                                                    (1.00%              1.25% in      1.65% PLUS      .65% PLUS
                                                                    maximum)***          Annuity       0.50% per      0.50% per
                                                                    0.50% currently    Years 1-8;       year of        year of
                                                                    per year of the     0.65% in        average        average
                                                                    average              Annuity       Protected      Protected
                                                                    Protected          Years 9 and   Income Value   Income Value
                                                                    Income Value       later PLUS
                                                                    during each         0.50% per
                                                                    year; deducted       year of
                                                                    annually in          average
                                                                    arrears each        Protected
                                                                    Annuity Year      Income Value
     GUARANTEED MINIMUM WITHDRAWAL BENEFIT OPTION (GMWB)**
                                                                    (1.00%              1.60% in         2.00%          2.00%
                                                                    maximum)***          Annuity
                                                                    0.35% currently    Years 1-8;
                                                                    of average          1.00% in
                                                                    daily net            Annuity
                                                                    assets of the      Years 9 and
                                                                    Sub-accounts          later
     HIGHEST DAILY VALUE DEATH BENEFIT (HDV)**
                                                                    (1.00%              1.75% in         2.15%          2.15%
                                                                    maximum)***          Annuity
                                                                    0.50% currently    Years 1-8;
                                                                    of average          1.15% in
                                                                    daily net            Annuity
                                                                    assets of the      Years 9 and
                                                                    Sub-accounts          later
     COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
                                                                    (1.00%              1.75% in         2.15%          2.15%
                                                                    maximum)***          Annuity
                                                                    0.50% currently    Years 1-8;
                                                                    of average          1.15% in
                                                                    daily net            Annuity
                                                                    assets of the      Years 9 and
                                                                    Sub-accounts          later
     * The Total Annual Charge  includes the Insurance  Charge and  Distribution  Charge (if applicable)  assessed  against the average daily net assets  allocated to the  Sub-accounts.  If you elect more than one optional  benefit,  the Total Annual Charge would be increased to include the charge for each optional benefit.
     ** These optional benefits are not available under the Qualified BCO.
     ***We reserve the right to increase the charge for this benefit up to a maximum amount  indicated upon a step-up or reset,  or for the election of the benefit.

2.       NEW INSURANCE FEATURE

     We are adding the Highest Daily Lifetime FiveSM Income Benefit ("Highest Daily Lifetime Five"), that guarantees until the death of a single designated life the ability to withdraw an annual amount equal to a percentage of an initial principal value regardless of the impact of market performance on the Account Value.  As a result, the following revisions are made to the
     Prospectus:

A.       We revise the Glossary of Terms section as follows:

o        We add a definition  for "Benefit Fixed Rate Account",  that reads as follows:  "An investment  option offered as part of this
         Annuity that is used only if you have elected the optional  Highest  Daily  Lifetime Five  Benefit.  Amounts  allocated to the
         Benefit  Fixed Rate  Account  earn a fixed rate of  interest,  and are held within our general  account.  You may not allocate purchase  payments to the Benefit Fixed Rate Account.  Rather,  Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Benefit."
o        We add a definition for "Highest Daily Lifetime Five Benefit" that reads as follows: "An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the
         Protected Withdrawal Value.  Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value."

     B.  The following information has been added to "YOUR OPTIONAL BENEFIT FEES AND CHARGES" table in the "Summary of Contract Fees and Charges" section of the Prospectus:

                                                                                   TOTAL ANNUAL   TOTAL ANNUAL   TOTAL ANNUAL
                                                                      OPTIONAL        CHARGE         CHARGE         CHARGE
                                                                    BENEFIT FEE/        for            for            for
                                                                       CHARGE        ASAPIII*       APEX II*        ASL II*
     LIFETIME FIVE INCOME BENEFIT***
                                                                    (1.50%           1.85% in         2.25%          2.25%
                                                                    maximum) **       Annuity
                                                                    0.60%           Years 1-8;
                                                                    currently of     1.25% in
                                                                    average           Annuity
                                                                    daily net       Years 9 and
                                                                    assets of          later
                                                                    the
                                                                    Sub-accounts
     SPOUSAL LIFETIME FIVE INCOME BENEFIT***
                                                                    (1.50%           2.00% in         2.40%          2.40%
                                                                    maximum)**        Annuity
                                                                    0.75%           Years 1-8;
                                                                    currently of     1.25% in
                                                                    average           Annuity
                                                                    daily net       Years 9 and
                                                                    assets of          later
                                                                    the
                                                                    Sub-accounts
     HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT***
                                                                    (1.50%           1.85% in         2.25%          2.25%
                                                                    maximum) **       Annuity
                                                                    0.60%           Years 1-8;
                                                                    currently of     1.25% in
                                                                    average           Annuity
                                                                    daily net       Years 9 and
                                                                    assets of          later
                                                                    the
                                                                    Sub-accounts

     * The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
     **In our original state filings for each of these benefits, we set forth maximum charges that we now are in the process of amending.  Specifically, we have commenced filings with the states to establish the 1.50% maximum charge depicted above - - for both existing contracts and new-issue contracts.  As contemplated by those filings, we have the right to increase the charge for each of these benefits up to the 1.50% maximum upon a step-up, or for a new election of each such benefit.  However, we have no present intention of increasing the charges for those benefits to that maximum level.
     ***This  optional  benefit is not  available  under the  Qualified  BCO, and the Highest  Daily  Lifetime  Five Income  Benefit is
     currently not available in New York.

     C.  The Highest Daily Lifetime Five program is not available if you elect any other optional living benefit, therefore all references in the Prospectus that reflect the availability of the optional living benefits are revised accordingly.

     D.  The following description of the new optional living benefit is added as the last section under "Living Benefit Programs" in the Prospectus:

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
(HIGHEST DAILY LIFETIME FIVE)
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The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved.  Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five.  Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and will have a waiting period until you can elect Spousal Lifetime Five or Lifetime Five.  Specifically, you will be permitted to elect Lifetime Five or Spousal Lifetime Five only on an anniversary of the Issue Date that is at least 90 calendar days from the date that Highest Daily Lifetime Five was
terminated.  We reserve the right to further limit the election frequency in the future.   The income benefit under Highest Daily
Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired.  The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit).  As long as your Highest Daily Lifetime Five
Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s)
with this program.
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We offer a benefit  that  guarantees  until the death of the single  designated  life the  ability to  withdraw  an annual  amount (the
"Highest  Daily  Life  Income  Benefit")  equal to a  percentage  of an initial  principal  value (the  "Protected  Withdrawal  Value")
regardless of the impact of market  performance on the Account Value,  subject to our program rules  regarding the timing and amount of withdrawals.  The benefit may be  appropriate  if you intend to make periodic  withdrawals  from your Annuity,  and wish to ensure that market  performance  will not affect your ability to receive annual  payments.  You are not required to make withdrawals as part of the program  -- the  guarantees  are not lost if you  withdraw  less than the  maximum  allowable  amount  each year under the rules of the benefit.  We discuss  Highest Daily Lifetime Five in greater detail  immediately  below. In addition,  please see the Glossary  section of this  prospectus  for  definitions  of some of the key terms  used with this  benefit.  As  discussed  below,  we  require  that you participate  in our asset  transfer  program in order to  participate  in Highest Daily  Lifetime  Five,  and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

As discussed below, a key component of Highest Daily Lifetime Five is the Protected Withdrawal Value, which is an amount that is distinct from Account Value.  Protected Withdrawal Value is used to determine the Highest Daily Annual Income Amount - - which is an amount that you can take out annually as a withdrawal for your entire life.  Because each of the Protected Withdrawal Value and
Highest Daily Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account
Value to fall to zero, even though the Highest Daily Annual Income Amount remains.  You are guaranteed to be able to withdraw the
Highest Daily Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Highest Daily Annual Income Amount.  Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Highest Daily Annual Income Amount also was reduced to zero.
In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

KEY FEATURE-- Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of the annual payments under the Highest Daily Life Income Benefit.
The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five.  On each business day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value.  Specifically, on each such business day (the "Current Valuation Day"), the Protected
Withdrawal Value is equal to the greater of:

o         the Protected Withdrawal Value for the immediately preceding business day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation
                Day (i.e., one day for successive business days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
o        the Account Value.

We cease these daily calculations of the Protected Withdrawal Value when you make your first withdrawal.  However, as discussed below, subsequent Purchase Payments will increase the amount we guarantee to pay annually under the Highest Daily Life Income Benefit
(the "Highest Daily Annual Income Amount"), while "excess" withdrawals (as described below) may decrease the Highest Daily Annual
Income Amount.

KEY FEATURE-- Highest Daily Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Highest Daily Annual Income Amount is equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime
Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Highest Daily Annual Income Amount, they will not reduce your Highest Daily Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the
Highest Daily Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.  If your cumulative withdrawals are in excess of the Highest Daily Annual Income Amount ("Excess Income"), your Highest Daily Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below).  Reductions include the actual amount of the withdrawal, including any CDSC that may apply.  A Purchase Payment that you make will increase the then-existing Highest Daily Annual
Income Amount by an amount equal to 5% of the Purchase Payment.

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit.  As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Highest Daily Annual Income Amount if your Account Value increases subsequent to your first withdrawal.  We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit.
Specifically, upon the first such Annuity Anniversary after your first withdrawal, we identify the Account Value on the business days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and  (iii) falls within the immediately preceding Annuity Year.  If the end of any such quarter falls on a holiday or a weekend, we use the next business day.  We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values.  If the highest of those values exceeds the existing Highest Daily Annual Income Amount, we replace the existing amount with the new, higher amount.
Otherwise, we leave the existing Highest Daily Annual Income Amount intact.  In later years, (i.e., after the first Annuity
Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters.  If, on the date that we implement a Highest Quarterly Auto Step-Up to your Highest Daily Annual Income Amount, the charge for Highest Daily Lifetime Five has changed, you may be subject to the new charge at the time of such step-up.  Prior to increasing your charge for Highest Daily
Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature.

The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Highest Daily Annual Income Amount.  Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Highest Daily Annual Income Amount, they will not reduce your Highest
Daily Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Highest Daily Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Highest Daily Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Highest Daily Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Step-Up are set forth below.  The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges.  Assume the following for all three examples:

|X|      The Issue Date is December 1, 2006
|X|      On May 2, 2007, the client elects Highest Daily Lifetime Five and takes the first withdrawal under the benefit on the same day.

Dollar-for-dollar reductions
On May 2, 2007, the Protected Withdrawal Value is $120,000, resulting in a Highest Daily Annual Income Amount of $6,000 (5% of
$120,000).  Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Highest Daily Annual Income Amount for that
Annuity Year (up to and including December 1, 2007) is $3,500.  This is the result of a dollar-for-dollar reduction of the Highest
Daily Annual Income Amount -- $6,000 less $2,500 = $3,500.

Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000.  The first $3,500 of this withdrawal reduces the Highest Daily Annual Income Amount for that Annuity
Year to $0.  The remaining withdrawal amount -- $1,500 - reduces the Highest Daily Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal.
(Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Highest
Daily Annual Income Amount).

Here is the calculation:

Account Value before withdrawal                                            $110,000.00
Less amount of "non" excess withdrawal                                      -$3,500.00
Account Value immediately before excess withdrawal of $1,500               $106,500.00

Excess withdrawal amount                                                     $1,500.00
Divided by Account Value immediately before excess withdrawal              $106,500.00
Ratio                                                                            1.41%

Annual Income Amount                                                         $6,000.00
Less ratio of 1.41%                                                            -$84.51
Annual Income Amount for future Annuity Years                                $5,915.49

Highest Quarterly Step-Up

On each Annuity Anniversary date, the Highest Daily Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for excess withdrawals and additional Purchase
Payments, is higher than the Highest Daily Annual Income Amount, also adjusted for excess withdrawals and additional Purchase
Payments.

Continuing the same example as above, the Highest Daily Annual Income Amount for this Annuity Year is $6,000.  However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above).  For the next Annuity Year, the Highest Daily
Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than
$5,915.49.  Here are the calculations for determining the quarterly values.  Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                                     Highest Quarterly
                                                    Value (adjusted with    Adjusted Highest Daily
                                                       withdrawal and    Annual Income Amount (5% of
           Date*                Account value       Purchase Payments)** the Highest Quarterly Value)
June 1, 2007                     $118,000.00            $118,000.00               $5,900.00
August 6, 2007                   $120,000.00            $112,885.55               $5,644.28
September 1, 2007                $112,000.00            $112,885.55               $5,644.28
December 1, 2007                 $119,000.00            $119,000.00               $5,950.00

*In this example, the Annuity Anniversary date is December 1.  The quarterly valuation dates are every three months thereafter -
March 1, June 1, September 1, and December 1.  In this example, we do not use the March 1 date as the first withdrawal took place after March 1.  The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Highest Daily
Annual Income Amount of $5,900.00.  This amount is adjusted on August 6 to reflect the $5,000 withdrawal.  The calculations for the adjustments are:
|X|      The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Highest Daily
         Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
|X|      This amount  ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of
         $112,885.55.
The adjusted  Highest Daily Annual  Income Amount is carried  forward to the next  quarterly  anniversary  date of September 1. At this time,  we compare this amount to 5% of the Account  Value on September 1. Since the June 1 adjusted  Highest Daily Annual Income Amount of  $5,644.28  is higher than  $5,600.00  (5% of  $112,000),  we continue to carry  $5,644.28  forward to the next and final  quarterly anniversary  date of  December 1. The Account  Value on  December 1 is $119,000  and 5% of this amount is $5,950.  Since this is higher than $5,644.28, the adjusted Highest Daily Annual Income Amount is reset to $5,950.00

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00.  Since this amount is higher than the current year's Highest Daily Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Highest Daily Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE PROGRAM
o        To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Highest Daily Annual Income Amount and amounts are still payable under the Highest Daily Life Income Benefit, we will make an additional payment, if any, for that Annuity Year equal to the remaining Highest Daily Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Highest Daily Annual Income Amount would be payable even though your
         Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Highest Daily Annual Income
         Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Highest Daily
         Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

o        If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Highest Daily Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

            (1) apply your Account Value to any Annuity option available; or
            (2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Highest
            Daily Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

            (1) the present value of the future Highest Daily Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
            (2) the Account Value.

o        If no withdrawal was ever taken, we will determine the Protected Withdrawal Value and calculate the Highest Daily Annual
         Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations
o        Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
o        Withdrawals made while the Highest Daily Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five program does not directly affect the Account
         Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
o        You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest
         Daily Lifetime Five benefit.  The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Highest Daily Annual Income Amount in the form of periodic benefit payments.  You must allocate your Account Value in accordance with the then available investment option(s)
         that we may permit in order to elect and maintain the Highest Daily Lifetime Five benefit.

Election of and Designations under the Program
For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant.  In either case, the Annuitant must be at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five.  Similarly, any change of
Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity.  We also offer existing owners (i.e., those who have already acquired their Annuity) the option to elect Highest Daily Lifetime Five after the Issue Date, subject to our eligibility rules and restrictions.

Currently, if you terminate the Highest Daily Lifetime Five benefit, you will (a) not be permitted to re-elect the benefit and (b)
will be allowed to elect the Spousal Lifetime Five Benefit or the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated.  We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five benefit.

Termination of the Program
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. We reserve the right to further limit the frequency election in the future. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the designated life (v) if both the Account Value and Highest Daily Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit.  With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Asset Transfer Component of Highest Daily Lifetime Five

As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five.  For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts".  A list of the Permitted
Sub-accounts appears in the application form that you must submit to us in order to elect this benefit. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account").  We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below.  The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to that Account.  The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable sub-accounts for Highest Daily Lifetime
Five.  The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset  transfer  component  of Highest  Daily  Lifetime  Five,  we monitor  your  Account  Value  daily and,  if  necessary, systematically  transfer amounts between the Permitted  Sub-accounts you have chosen and the Benefit Fixed Rate Account.  Any transfer would be made in accordance  with a formula,  which is set forth in the schedule  supplement to the  endorsement for this benefit (and also appears in the Appendices to this prospectus).  Speaking  generally,  the formula,  which we apply each business day, operates as follows.  The formula starts by identifying  your Protected  Withdrawal  Value for that day and then  multiplies that figure by 5%, to produce a projected (i.e.,  hypothetical)  Highest Daily Annual Income Amount.  Then, using our actuarial tables,  based on paying you the  projected  Highest  Daily Annual Income Amount each year for the rest of your life, we produce an estimate of the total amount of our  obligation.  In the formula,  we refer to that value as the "Target  Value" or "L". If you have already made a  withdrawal,  your projected  Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic  step-up  implemented according  to the step-up  formula  described  above.  Next,  the formula  subtracts  from the Target Value the amount held within the
 Benefit  Fixed Rate  Account on that day, and divides  that  difference  by the amount held within the  Permitted  Sub-accounts.  That ratio,  which  essentially  isolates the amount of your Target Value that is not offset by amounts held within the Benefit  Fixed Rate
 Account,  is  called  the  "Target  Ratio"  or "r".  If the  Target  Ratio  exceeds a certain  percentage  (currently  83%),  it means essentially  that too much Target Value is not offset by assets within the Benefit Fixed Rate Account,  and therefore we will transfer an amount from your Permitted  Sub-accounts to the Benefit Fixed Rate Account.  Conversely,  if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur.

 As you can glean from the formula,  a downturn in the  securities  markets  (i.e., a reduction in the amount held within the Permitted
 Sub-accounts)  may cause us to  transfer  some of your  variable  Account  Value to the Benefit  Fixed Rate  Account,  because  such a reduction  will tend to increase the Liability  Ratio.  Moreover,  certain  market return  scenarios  involving  "flat" returns over a period of time also could  result in the transfer of money to the Benefit  Fixed Rate  Account.  In deciding how much to transfer,  we use another  formula,  which  essentially  seeks to re-balance  amounts held in the Permitted  Sub-accounts and the Benefit Fixed Rate
 Account so that the Target Ratio meets a target,  which  currently is equal to 80%. Once you elect Highest Daily  Lifetime  Five,  the ratios we use will be fixed.  For newly issued  contracts  that elect Highest Daily  Lifetime Five and existing  contracts  that elect
 Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account.  The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily
Lifetime Five.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

o        Not make any transfer; or
o        If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).
         Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
o        Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account.
         The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the
Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account.

Additional Tax Considerations for Qualified Contracts
If you purchase an annuity as an investment vehicle for "qualified"  investments,  including an IRA, SEP-IRA, Tax Sheltered Annuity (or
403(b)) or employer plan under Code Section  401(a),  the minimum  distribution  rules under the Code require that you begin  receiving periodic amounts from your annuity  beginning after age 70 1/2. For a Tax Sheltered  Annuity or a 401(a) plan for which the participant is not a greater than 5 percent  owner of the employer,  this  required  beginning  date can  generally be deferred to  retirement,  if later.  Roth IRAs are not  subject to these  rules  during the  owner's  lifetime.  The amount  required  under the Code may exceed the
Highest  Daily Annual  Income  Amount,  which will cause us to increase the Highest Daily Annual Income Amount in any Annuity Year that required  minimum  distributions  due from your  Annuity that are greater than such  amounts.  In addition,  the amount and duration of payments  under the annuity  payment and death  benefit  provisions  may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

3.       CHANGE WITH RESPECT TO CERTAIN PORTFOLIOS OF AMERICAN SKANDIA TRUST

In the "Investment Options" section of the prospectus, we make the following changes to the chart setting forth a brief description of each variable investment option, to reflect the following subadviser name change with respect to one of the variable investment options:

o        AST Small Cap Value Portfolio.  Salomon Brothers Asset Management will change its name to ClearBridge Advisors, LLC, effective in December 2006.

In the "Investment Options" section of each prospectus, we revise the investment objectives/policies section, and portfolio advisor/sub-advisor section for two Portfolios to read as follows.  These new descriptions reflect the addition of sub-advisors as well as revisions to non-fundamental investment policies:

     AST LSV International Value Portfolio.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                         INVESTMENT OBJECTIVES/POLICIES                                         ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   International    AST International Value Portfolio (formerly AST LSV International Value Portfolio):  seeks       LSV Asset Management,
                    capital growth.  The Portfolio normally invests at least 80% of the Portfolio's investable        Thornburg Investment
                    assets (net assets plus borrowings made for investment purposes) in the equity securities of        Management, Inc.
      Equity        companies in developed countries outside the United States that are represented in the MSCI
                    EAFE Index.

------------------- ------------------------------------------------------------------------------------------------ -----------------------

     AST William Blair International Growth Portfolio.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                         INVESTMENT OBJECTIVES/POLICIES                                         ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   International    AST International Growth Portfolio (formerly,AST William Blair International Growth                 Marsico Capital
                    Portfolio):  seeks long-term capital appreciation.  The Portfolio invests primarily in              Management LLC,
                    equity-related securities of foreign issuers. The Portfolio invests primarily in the common         William Blair &
                    stock of large and medium-sized foreign companies, although it may also invest in companies of        Company, LLC
                    all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets
      Equity        in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

4.  WE ADD THE FOLLOWING AS APPENDIX G:

Appendix G

Asset Transfer Formula Under Highest Daily Lifetime Five Benefit

We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit
Fixed Rate Account.  Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity.  However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

Terms and Definitions referenced in the calculation formula:
o        Cu - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date")
       and is not changed for the life of the guarantee.  Currently, it is 83%.
o        Ct - the target is established on the Effective Date and is not changed for the life of the guarantee.  Currently, it is 80%.
o        Cl - the lower target is established on the Effective Date and is not changed for the life of the guarantee.  Currently, it is 77%.
o        L - the target value as of the current Valuation Day.
o        r - the target ratio.
o        a - the factors used in calculating the target value.  These factors are established on the Effective Date and are not changed for the life of the guarantee.  The factors that we use currently are derived from the a2000 Individual Annuity
       Mortality Table with an assumed interest rate of 3%.  Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.
o        Q - age based factors used in calculating the target value.  These factors are established on the Effective Date and are not changed for the life of the guarantee.  The factor is currently set equal to 1.
o        V - the total value of all Permitted Sub-accounts in the Annuity.
o        F - the total value of all Benefit Fixed Rate Account allocations.
o        I -  the income value prior to the first withdrawal.  The income value is equal to what the Highest Daily Annual Income
       Amount would be if the first withdrawal were taken on the date of calculation.  After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.
o        T - the amount of a transfer into or out of the Benefit Fixed Rate Account.
o        I% - annual income amount percentage.  This factor is established on the Effective Date and is not changed for the life of the guarantee.  Currently, it is 5%

Target Value Calculation:
On each Valuation Day, a target value (L) is calculated, according to the following formula.  If the variable Account Value (V) is equal to zero, no calculation is necessary.

                  L = I * Q * a

Transfer Calculation:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

         Target Ratio r = (L - F) / V.
o        If r > Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.
o        If r < Cl, and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate
         Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:
     T ={Min(V, [L - F - V *  Ct] / (1-Ct))}                  T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed
                                                              Rate Account
     T ={Min(F, [L - F - V *  Ct] / (1-Ct))}                  T<0, Money moving from the Benefit Fixed Rate Account to the Permitted
                                                              Sub-accounts]

Example:
Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one.  A table of values for "a" appears below.

Target Value Calculation:

L        = I * Q * a

         = 5000.67 * 1 * 15.34

         = 76,710.28

Target Ratio:

r         = (L - F) / V
         = (76,710.28 - 0) / 92,300.00

         = 83.11%

Since  r > Cu  ( because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

T        = { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}

         = { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}

         = { Min ( 92,300.00, 14,351.40 )}

         = 14,351.40

                                             Age 65 "a" Factors for Liability Calculations
                                            (in Years and Months since Benefit Effective Date)*

            Months
Years            1        2       3        4        5        6       7        8        9       10      11       12
        1    15.34    15.31   15.27    15.23    15.20    15.16   15.13    15.09    15.05    15.02   14.98    14.95
        2    14.91    14.87   14.84    14.80    14.76    14.73   14.69    14.66    14.62    14.58   14.55    14.51
        3    14.47    14.44   14.40    14.36    14.33    14.29   14.26    14.22    14.18    14.15   14.11    14.07
        4    14.04    14.00   13.96    13.93    13.89    13.85   13.82    13.78    13.74    13.71   13.67    13.63
        5    13.60    13.56   13.52    13.48    13.45    13.41   13.37    13.34    13.30    13.26   13.23    13.19
        6    13.15    13.12   13.08    13.04    13.00    12.97   12.93    12.89    12.86    12.82   12.78    12.75
        7    12.71    12.67   12.63    12.60    12.56    12.52   12.49    12.45    12.41    12.38   12.34    12.30
        8    12.26    12.23   12.19    12.15    12.12    12.08   12.04    12.01    11.97    11.93   11.90    11.86
        9    11.82    11.78   11.75    11.71    11.67    11.64   11.60    11.56    11.53    11.49   11.45    11.42
       10    11.38    11.34   11.31    11.27    11.23    11.20   11.16    11.12    11.09    11.05   11.01    10.98
       11    10.94    10.90   10.87    10.83    10.79    10.76   10.72    10.69    10.65    10.61   10.58    10.54
       12    10.50    10.47   10.43    10.40    10.36    10.32   10.29    10.25    10.21    10.18   10.14    10.11
       13    10.07    10.04   10.00     9.96     9.93     9.89    9.86     9.82     9.79     9.75    9.71     9.68
       14     9.64     9.61    9.57     9.54     9.50     9.47    9.43     9.40     9.36     9.33    9.29     9.26
       15     9.22     9.19    9.15     9.12     9.08     9.05    9.02     8.98     8.95     8.91    8.88     8.84
       16     8.81     8.77    8.74     8.71     8.67     8.64    8.60     8.57     8.54     8.50    8.47     8.44
       17     8.40     8.37    8.34     8.30     8.27     8.24    8.20     8.17     8.14     8.10    8.07     8.04
       18     8.00     7.97    7.94     7.91     7.88     7.84    7.81     7.78     7.75     7.71    7.68     7.65
       19     7.62     7.59    7.55     7.52     7.49     7.46    7.43     7.40     7.37     7.33    7.30     7.27
       20     7.24     7.21    7.18     7.15     7.12     7.09    7.06     7.03     7.00     6.97    6.94     6.91
       21     6.88     6.85    6.82     6.79     6.76     6.73    6.70     6.67     6.64     6.61    6.58     6.55
       22     6.52     6.50    6.47     6.44     6.41     6.38    6.36     6.33     6.30     6.27    6.24     6.22
       23     6.19     6.16    6.13     6.11     6.08     6.05    6.03     6.00     5.97     5.94    5.92     5.89
       24     5.86     5.84    5.81     5.79     5.76     5.74    5.71     5.69     5.66     5.63    5.61     5.58
       25     5.56     5.53    5.51     5.48     5.46     5.44    5.41     5.39     5.36     5.34    5.32     5.29
       26     5.27     5.24    5.22     5.20     5.18     5.15    5.13     5.11     5.08     5.06    5.04     5.01
       27     4.99     4.97    4.95     4.93     4.91     4.88    4.86     4.84     4.82     4.80    4.78     4.75
       28     4.73     4.71    4.69     4.67     4.65     4.63    4.61     4.59     4.57     4.55    4.53     4.51
       29     4.49     4.47    4.45     4.43     4.41     4.39    4.37     4.35     4.33     4.32    4.30     4.28
       30     4.26     4.24    4.22     4.20     4.18     4.17    4.15     4.13     4.11     4.09    4.07     4.06
       31     4.04     4.02    4.00     3.98     3.97     3.95    3.93     3.91     3.90     3.88    3.86     3.84
       32     3.83     3.81    3.79     3.78     3.76     3.74    3.72     3.71     3.69     3.67    3.66     3.64
       33     3.62     3.61    3.59     3.57     3.55     3.54    3.52     3.50     3.49     3.47    3.45     3.44
       34     3.42     3.40    3.39     3.37     3.35     3.34    3.32     3.30     3.29     3.27    3.25     3.24
       35     3.22     3.20    3.18     3.17     3.15     3.13    3.12     3.10     3.08     3.07    3.05     3.03
       36     3.02     3.00    2.98     2.96     2.95     2.93    2.91     2.90     2.88     2.86    2.85     2.83
       37     2.81     2.79    2.78     2.76     2.74     2.73    2.71     2.69     2.68     2.66    2.64     2.62
       38     2.61     2.59    2.57     2.56     2.54     2.52    2.51     2.49     2.47     2.45    2.44     2.42
       39     2.40     2.39    2.37     2.35     2.34     2.32    2.30     2.29     2.27     2.25    2.24     2.22
       40     2.20     2.19    2.17     2.15     2.14     2.12    2.11     2.09     2.07     2.06    2.04     2.02
       41     2.01     1.84    1.67     1.51     1.34     1.17    1.00     0.84     0.67     0.50    0.33     0.17
         * The values set forth in this table are applied to all ages.

CORESUP4